UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 19, 2005

BellaVista Funding Corporation

as Depositor under a

Pooling and Servicing Agreement

dated as of January 1, 2005

providing for the issuance of

BELLAVISTA MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-1

(Exact name of registrant as specified in its charter)

Delaware	333-117593-01	20-1372869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1299 OCEAN AVENUE, SUITE 240

SANTA MONICA, CALIFORNIA 90401

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code: (310) 255-4443

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits:

99.1 Computational Materials and Term Sheet prepared by Countrywide Securities Corporation in connection with the Registrant’s BellaVista Mortgage Pass-Through Certificates, Series 2005-1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BellaVista Funding Corporation

By:	/s/ Russell Thompson
Russell Thompson Chief Financial Officer (Authorized Officer)

Date: January 20, 2005

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EXHIBIT INDEX

Exhibit 99.1 Computational Materials and Term Sheet prepared by Countrywide Securities Corporation in connection with the Registrant’s BellaVista Mortgage Pass-Through Certificates, Series 2005-1.

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